SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2007

Boston Communications Group, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-28432	04-3026859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Middlesex Turnpike Bedford, MA		01730
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 904-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14a-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01. Other Events.

Update on Amp’d Mobile, Inc. Bankruptcy

The following is an update regarding the bankruptcy proceeding relating to the Company’s customer, Amp’d Mobile, Inc. (“Amp’d”). Following an unsuccessful attempt to sell its business as a going concern, on August 2, 2007 Amp’d disconnected from the Verizon Wireless network and ceased providing wireless services to its customers. Amp’d is now in the process of liquidating its assets and winding up all of its business operations. The Company does not believe that these developments relating to the Amp’d bankruptcy will have any impact on its proposed merger with Megasoft Limited.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2007

BOSTON COMMUNICATIONS GROUP, INC.

By:  /s/  Joseph Mullaney

        Joseph Mullaney

        Acting Chief Executive Officer and

        Chief Financial Officer